UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-90272	56-1940918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue, 16th Floor, New York, New York 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 286-9197

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)  Former Certifying Accountant.

On July 31, 2007, Terra Energy & Resource Technologies, Inc. (the “Company”) dismissed Rosen Seymour Shapss Martin & Company LLP as the Company’s independent registered public accounting firm, effective as of that date. This action was approved by the Company’s Board of Directors.

The reports of Rosen Seymour Shapss Martin & Company LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2006 and 2005, when issued, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle, except that the report of Rosen Seymour Shapss Martin & Company LLP for the fiscal year ended December 31, 2006 included a qualification in which Rosen Seymour Shapss Martin & Company LLP noted substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audits of the fiscal years ended December 31, 2006 and 2005 and during the subsequent interim period through the date of dismissal, there were no disagreements between the Company and Rosen Seymour Shapss Martin & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Rosen Seymour Shapss Martin & Company LLP to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended December 31, 2006 and 2005, and in the subsequent interim periods through the preceding the dismissal of Rosen Seymour Shapss Martin & Company LLP, the Company did not have any reportable events within the meaning of Item 304(a)(1)(iv) of Regulation S-B.

The Company has requested that Rosen Seymour Shapss Martin & Company LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements, and if not, to state the respects in which it does not agree.

(b)  New Certifying Accountant.

On July 31, 2007, the Company engaged Kempisty & Company, Certified Public Accountants, P.C. (“Kempisty & Company”) as the Company’s independent registered public accounting firm. The Board of Directors of the Company approved the selection of Kempisty & Company as the Company’s independent registered public accounting firm. The Company did not previously consult with Kempisty & Company regarding the application of accounting principles to a specific or completed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit
16.1*	Letter on change in certifying accountant
_____
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2007	TERRA ENERGY & RESOURCE TECHNOLOGIES, INC. By: /s/ Dmitry Vilbaum Dmitry Vilbaum President